UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019 (September 19, 2019)

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas		78682
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, Denali Intermediate Inc. (“Denali Intermediate”), Dell Inc. (“Dell”), Dell International L.L.C. (“Dell International”) and EMC Corporation (“EMC,” and together with Denali Intermediate, Dell and Dell International, the “Credit Parties”), each a direct or indirect wholly-owned subsidiary of Dell Technologies Inc. (“Dell Technologies”), are party to a credit agreement (as amended, supplemented and otherwise modified from time to time, the “Senior Secured Credit Agreement”) dated as of September 7, 2016 with Credit Suisse AG, Cayman Islands Branch, as term loan B administrative agent and as collateral agent, JPMorgan Chase Bank, N.A., as term loan A / revolver administrative agent and swingline lender, and certain other financial institutions as agents, issuing banks and/or lenders, pursuant to which Dell International and EMC are the borrowers.

On September 19, 2019, the Credit Parties entered into a sixth refinancing amendment to the Senior Secured Credit Agreement (the “Sixth Refinancing Amendment”) to refinance the existing term B loans (the “Original Term B Loans”) with a new term loan B facility consisting of an aggregate principal amount of $4,750 million refinancing term B-1 loans (the “Refinancing Term B-1 Loans”) maturing on September 19, 2025 (the “Term B Maturity Date”).

Amortization payments on the Refinancing Term B-1 Loans are equal to 0.25% of the aggregate principal amount of Refinancing Term B-1 Loans outstanding on the effective date of the Sixth Refinancing Amendment, payable at the end of each fiscal quarter, commencing with the fiscal quarter ending January 31, 2020. The Refinancing Term B-1 Loans will bear interest at LIBOR plus an applicable margin of 2.00% or a base rate plus an applicable margin of 1.00%.

Any prepayment of the Refinancing Term B-1 Loans in connection with a repricing transaction occurring on a date that is prior to the date that is six months after the effective date of the Sixth Refinancing Amendment will be subject to a prepayment premium equal to 1.00% of the principal amount of any such term loans being prepaid.

Prior to the date that is six months after the effective date of the Sixth Refinancing Amendment, in the event that the applicable rates for any incremental term B loans incurred pursuant to clause (a) of the definition of “Incremental Cap” under the Senior Secured Credit Agreement (the “Incremental Term B Loans”) that have a maturity date less than one year after the Term B Maturity Date are greater than the applicable rates for the Refinancing Term B-1 Loans by more than 0.75% per annum, then the applicable rates for the Refinancing Term B-1 Loans will be increased to the extent necessary so that the applicable rates for the Refinancing Term B-1 Loans are equal to the applicable rates for such Incremental Term B Loans minus 0.75% per annum.

Except as described in the foregoing, the Refinancing Term B-1 Loans have substantially the same terms as the Original Term B Loans under the third refinancing amendment to the Senior Secured Credit Agreement, which is described in Item 1.01 of the Current Report on Form 8-K filed by Dell Technologies on October 24, 2017 and was filed as Exhibit 10.2 thereto. The Senior Secured Credit Agreement contains customary events of default (including an event of default upon a change of control).

Proceeds from the Refinancing Term B-1 Loans, together with other funds available to the borrowers, will be used to repay in full the Original Term B Loans and all accrued and unpaid fees in respect thereof. Certain of the lenders, agents, issuing banks and/or their affiliates have provided Dell Technologies and its affiliates with financial advisory, commercial banking and investment banking services.

The foregoing description of the Sixth Refinancing Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Sixth Refinancing Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Senior Secured Credit Agreement is described in Item 1.01 of the Current Report on Form 8-K filed by Dell Technologies on September 9, 2016 and was filed as Exhibit 10.1 thereto. The first refinancing and incremental facility amendment to the Senior Secured Credit Agreement is described in Item 1.01 of the Current Report on Form 8-K filed by Dell Technologies on March 8, 2017 and was filed as Exhibit 10.1 thereto. The second refinancing amendment and the third refinancing amendment to the Senior Secured Credit Agreement are described in Item 1.01 of the Current Report on Form 8-K filed by Dell Technologies on October 24, 2017 and were filed as Exhibit 10.1 and Exhibit 10.2 thereto, respectively. The fourth amendment to the Senior Secured Credit Agreement is described in Item 1.01 of the Current Report on Form 8-K filed by Dell Technologies on December 21, 2018 and was filed as Exhibit 10.1 thereto. The fifth amendment to the Senior Secured Credit Agreement is described in Item 1.01 of the Current Report on Form 8-K filed by Dell Technologies on March 14, 2019 and was filed as Exhibit 10.1 thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1

Sixth Refinancing Amendment, dated as of September 19, 2019, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., EMC Corporation, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent, and the lenders party thereto.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2019	Dell Technologies Inc.

	By:	/s/ Robert Potts
Robert Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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